CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 7 (“SA-7”) To
Purchase Agreement No. PA- 04749 Between
The Boeing Company
And
Hawaiian Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 7 (SA-7), entered into as of
May 20, 2024, is by and between THE BOEING COMPANY (Boeing) and HAWAIIAN AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-04749 dated July 18, 2018, (as amended, supplemented or modified from time to time prior to the date hereof, the Purchase Agreement) relating to Boeing Model 787 aircraft (Aircraft); and

WHEREAS, Boeing and Customer agree to incorporate into the Purchase Agreement an amendment to the [***];

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents

The attached “Table of Contents” of the Purchase Agreement deletes and replaces its antecedent “Table of Contents” to reflect the changes made by this SA-7.
2.Table 1 (Aircraft Information Table).
    The attached Table 1 to Purchase Agreement No. PA-04749 (denoted with an “SA-7”) deletes and replaces its antecedent “Table 1 to Purchase Agreement No. PA-04749” to reflect [***].

BOEING PROPRIETARY
P.A. 04749
HA

3. 3.     Effect on Purchase Agreement.

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

AGREED AND ACCEPTED on the day and year written above.

THE BOEING COMPANY
By
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:
HAWAIIAN AIRLINES, INC.
By
Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 04749
HA